UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number

811-02409

THE MEXICO FUND, INC.

(Exact name of registrant as specified in charter)

6700 ALEXANDER BELL DRIVE, SUITE 200

COLUMBIA, maryland 21046

(Address of principal executive offices) (Zip code)

Alberto Osorio

77 ARISTOTELES STREET, 3RD FLOOR

POLANCO D.F. 11560 MEXICO

(Name and address of agent for service)

Copies to:

JoAnn M. Strasser, Esq.

Thompson Hine LLP

41 SOUTH HIGH STREET, SUITE 1700

COLUMBUS, OHIO 43215

Registrant’s telephone number, including area code:  614-469-3265

Date of fiscal year end: October 31

Date of reporting period: April 30, 2026

The Mexico Fund

Semi Annual Report

2026

April 30, 2026

MANAGED DISTRIBUTION PLAN (“MDP”) (unaudited)

The Board of Directors (the “Board”) of The Mexico Fund, Inc. (the “Fund”) has declared a distribution of $0.35 per share to be paid on July 30, 2026, to stockholders of record as of July 22, 2026. The Board has ratified the continuation of the Fund’s quarterly distributions under its MDP during 2026. With each distribution, the Fund will issue a notice to stockholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Board may amend or terminate the MDP at any time without prior notice to stockholders. Since the implementation of the MDP in September 2008, the Fund has paid a total of $28.68 per share in cash distributions to stockholders. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

1 | The Mexico Fund, Inc.

TABLE OF CONTENTS

2

The Fund’s Management

3

Semi Annual Report Highlights

5

Letter to Stockholders

14

General Information

22

Schedule of Investments

25

Statement of Assets and Liabilities

26

Statement of Operations

27

Statement of Changes in Net Assets

28

Financial Highlights

29

Notes to Financial Statements

2 | The Mexico Fund, Inc.

THE FUND’S MANAGEMENT

Directors

Luis de la Calle— Chairman
Regina García-Cuéllar
Claudia Jañez
Alberto Osorio
David M. Satterfield
Richard B. Vaughan

Officers

Alberto Osorio—President and Chief Executive Officer
Tofi Dayan—Treasurer
Jorge Alamillo — Chief Compliance Officer
JoAnn M. Strasser—Secretary
Jean Michel Enriquez —Assistant Secretary

Investment Adviser

Impulsora del Fondo México, S.C.

Custodian

BBVA México, S.A.
Comerica Bank

Transfer Agent and Registrar

Equiniti Trust Company, LLC

Counsel

Thompson Hine LLP
Creel, García-Cuéllar, Aiza y Enríquez, S.C.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

This report, including the financial statements herein, is transmitted to stockholders of The Mexico Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

3 | The Mexico Fund, Inc.

2026 SEMI ANNUAL REPORT

April 30, 2026

Highlights

•The first half of the Fund´s fiscal year 2026 ended on April 30, 2026.

•Global financial markets experienced high volatility generated by escalating geopolitical tensions, particularly the U.S.–Israel vs. Iran conflict, resulting in a tightening of oil supply, disrupting key shipping routes such as the Strait of Hormuz and driving a sharp increase in oil prices, generating volatility in financial markets and uncertainty to the global economic outlook.

•Regarding U.S. tariffs, the U.S. Supreme Court invalidated most tariffs imposed under the International Emergency Economic Powers Act (“IEEPA”), including reciprocal and fentanyl related measures, prompting the administration to implement a 10% global tariff under Section 122 as a temporary measure; compliant goods under the United States-Mexico-Canada

•Agreement (“USMCA”) generally remain duty-free, or have preferential treatment as compared to similar goods produced outside the USMCA framework, giving Mexico a competitive advantage over other countries and reinforcing its position as a reliable trading partner for the U.S.

•Mexican GDP increased 0.6% annually during 2025. On public finances, President Sheinbaum has emphasized the Mexican Government´s continuing efforts on fiscal consolidation, resulting in a decrease of the public deficit during 2025, with further reductions expected for 2026 and 2027. S&P changed the outlook for Mexican Government debt from stable to negative, while Moody’s downgraded it one notch, to ‘Baa3’.

•In spite of the macroeconomic context, the Mexican stock market presents strong returns. During the first half of fiscal year 2026, the Fund’s net asset value (“NAV”) per share registered a total return1 of 15.13%, compared with a return of 17.69% registered by its benchmark, the Morgan Stanley Capital International (“MSCI”) Mexico Index, over the same period. As of April 30, 2026, the Fund’s market price has outperformed the benchmark during long-term periods of one-, three-, and ten- years and since December 20082.

•As of April 30, 2026, the Fund’s market price and NAV per share were $21.14 and $24.65, respectively, reflecting a discount of 14.24%, compared with a discount of 11.94% at the end of fiscal year 2025.

•The Fund´s Expense Limitation Agreement was renewed for fiscal year 2026, with a cap on the ordinary expense ratio3 of 1.40%, so long as Fund net assets remain greater than $260 million. The Fund’s ordinary expense ratio during the first half of fiscal year 2026 was 1.34%, below the limit of 1.40%.

1All performance figures included in these “Highlights” take into account the reinvestment of distributions.

2On January 1, 2009, the current portfolio management team began managing the Fund’s portfolio.

3The ordinary expense ratio excludes the performance component of the Investment Advisory fee.

4 | The Mexico Fund, Inc.

•At its December 2025 meeting, the Board decided to increase the Fund´s quarterly distributions under its MDP, from $0.25 per share to $0.35 per share, representing a significant increase of 40.0%. Accordingly, the Fund has declared a distribution of $0.35 per share to be paid on July 30, 2026 to stockholders of record as of July 22, 2026. Since the implementation of the MDP in September 2008, the Fund has paid a total of $28.68 per share in cash distributions to stockholders.

The Mexico Fund, Inc. is a non-diversified closed-end management investment company with the investment objective of longterm capital appreciation through investments in securities, primarily equity, listed on the Mexican Stock Exchange. The Fund provides a vehicle to investors who wish to invest in Mexican companies through a managed non-diversified portfolio as part of their overall investment program.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), that the Fund may purchase, from time to time, shares of its common stock in the open market.

5 | The Mexico Fund, Inc.

To Our Stockholders:

We present to you the Fund’s 2026 Semi Annual Report for the six-month period ended April 30, 2026. In this report, we summarize the period’s prevailing economic, political and market conditions in Mexico and outline the Fund’s investment strategy and resulting performance. We hope you find this report useful and informative.

Economic and Political Environment

Global financial markets have been significantly impacted by escalating geopolitical tensions, particularly the ongoing U.S.–Israel vs. Iran conflict. The situation has put pressure on energy markets, tightening global oil supply and disrupting key shipping routes, most notably the Strait of Hormuz, driving a sharp increase in oil prices. The conflict has also increased volatility across financial and energy markets, adding uncertainty to the outlook for global economic activity.

Regarding U.S. tariffs, the U.S. Supreme Court ruled against most of the administration’s tariff agenda imposed under the IEEPA, effectively invalidating a broad range of trade measures. The decision overturned the country-specific “reciprocal” tariffs as well as the fentanyl-related tariffs. Following the ruling, the Trump administration announced a 10% global tariff, under Section 122 of the Trade Act as a stopgap measure ahead of potential additional actions, seeking to maintain a baseline level of trade protection while reassessing the broader trade framework. Mexican exports to the U.S. complying with the USMCA are also exempt from these new tariffs, making the current tariff framework relatively positive for Mexico, holding a competitive advantage over other countries and reinforcing its position as a reliable trading partner for the U.S. As a result, Mexico has been a net beneficiary of the current U.S. trade policy. This advantage could support nearshoring trends, as companies continue to reconfigure supply chains to secure preferential access to the U.S. market. Mexico’s proximity and manufacturing base position it as a natural destination for incremental investment, which could support foreign direct investment flows.

At the same time, negotiations around the USMCA framework are ongoing as part of the formal review process, with discussions focused on rules of origin, sector-specific provisions, and broader trade enforcement. While the outcome remains uncertain, these negotiations are expected to shape the trade relationship across North America. The likelihood of an extended review process after July, 2026 has increased; however, most analysts expect that the agreement will continue to be in place even if the review is not fully completed.

Regarding global monetary policy, major central banks have paused their easing cycles during 2026. The U.S. Federal Reserve and the Bank of England reduced their reference interest rates by 25 basis points in December 2025, to a range of 3.50% - 3.75% and 3.75%, respectively, while the European Central Bank has kept its main refinancing rate unchanged at 2.15%.

Mexico´s Central Bank (“Banxico”) kept its easing monetary policy cycle, decreasing its reference rate by a total of 75 basis points during three meetings held in December 2025, March and May 2026, to 6.50%, as inflation decreased from a twenty-year high annual rate

6 | The Mexico Fund, Inc.

of 8.7% in September 2022, to 4.5% as of April 30, 2026. Despite the nominal reduction in the reference rate, the country maintains an attractive real interest rate.

Mexico’s GDP expanded 0.6% annually in 2025, supported by external demand and resilient domestic consumption, but it was overall too modest as investments have not recuperated. Growth could accelerate in 2026 by continued strength in the external sector, manufacturing activity and domestic consumption, provided that investment picks up.

In addition, an initiative that could support long-term growth is the government’s multi-year infrastructure investment plan for 2026–2030, totaling approximately Ps. $5.6 trillion (around 15% of GDP) and focused on strategic sectors. For 2026, additional spending equivalent to roughly 2% of GDP is planned. The initiative aims to support economic activity, promote regional development, and strengthen long-term productive capacity.

Regarding public finances, the Mexican Government has emphasized its posture of maintaining strong public finances, with the objective of fiscal consolidation. Total public sector requirements (broadest measure of the public deficit) decreased from 5.8% of GDP in 2024 to 4.9% of GDP in 2025, with further improvements expected for 2026 and 2027, with the Mexican Government expecting to reduce the public deficit to 4.1% and 3.5% of GDP, respectively. Mexico maintains its investment-grade sovereign ratings from the major credit rating agencies. However, recent rating actions include Moody’s downgrade of Mexico’s sovereign rating from ‘Baa2’ to ‘Baa3’ with a stable outlook, S&P’s affirmation of its ‘BBB’ rating while revising the outlook to negative from stable, and Fitch’s affirmation of its ‘BBB-’ rating with a stable outlook.

The Mexican peso appreciated 6.2% during the six months ended April 30, 2026, to Ps. $17.47, due to strong exports resulting from the positive developments regarding U.S. tariffs mentioned above and the overall depreciation of the U.S. dollar experienced during the last months.

Geopolitical conflicts, including the ongoing U.S.–Israel vs. Iran tensions, the Israel–Hamas conflict since October 2023, and the Russia–Ukraine war since February 2022, are likely to sustain volatility in global financial markets and commodity prices. Any further escalation represents a significant risk to global financial stability.

Mexican economists surveyed by Banxico at the end of April 2026 estimate GDP growth for 2026 and 2027 at 1.4% and 1.8%, respectively; inflation is expected at annual rates of 4.4% and 3.8%, respectively, for the same years, while estimates for the overnight interest rate at the end of 2026 and 2027 are both at 6.5%.

Management Discussion of Fund Performance and Portfolio Strategy

During the first half of fiscal year 2026, the Fund’s NAV per share registered a total return of 15.13%1, the MSCI Mexico Index registered a total return of 17.69%1, while the Fund’s market price registered a total return of 12.57%1 during the same period. The market price discount to the Fund´s NAV per share increased from 11.94% at the end of fiscal year 2025, to 14.24%.

The Fund´s NAV per share underperformed its benchmark, the MSCI Mexico Index, during the first half of fiscal year 2026. As of April 30, 2026, the Fund’s market price has outperformed its benchmark over longer-term periods of one-, three-, and ten- years

7 | The Mexico Fund, Inc.

and since December 20082, as presented in the table below, which shows the cumulative performance1 of the Fund’s market price, NAV per share and benchmark, for periods ended April 30, 2026.

	Cumulative % Total Return in USD
	1-Year	3-Years	5-Years	10-Years	Since Dec-20082
MXF Market Price	44.38	49.76	89.20	95.89	359.82
MXF NAV	33.38	33.97	82.62	84.68	330.64
MSCI Mexico Index	41.29	43.61	99.69	92.15	265.27

Source: Impulsora del Fondo México, S.C.

The following table shows the annualized performance1 of the Fund’s market price and NAV per share and the Fund’s benchmark for the same periods.

	Annualized % Total Return in USD
	1-Year	3-Years	5-Years	10-Years	Since Dec-2008[2]
MXF Market Price	44.38	14.40	13.59	6.95	9.20
MXF NAV	33.38	10.23	12.79	6.32	8.79
MSCI Mexico Index	41.29	12.81	14.83	6.74	7.76

Source: Impulsora del Fondo México, S.C.

1Performance figures take into account the reinvestment of distributions.

2On January 1, 2009, the current portfolio management team began managing the Fund’s portfolio.

8 | The Mexico Fund, Inc.

The following chart shows the 10-year result of an assumed initial gross investment of $10,000 made on April 30, 2016.

10-Year Growth of an Assumed $10,000 Investment3

MXF Market Price $19,589
MSCI Mexico Index $19,215
MXF NAV $18,464
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
Apr-16
Apr-17
Apr-18
Apr-19
Apr-20
Apr-21
Apr-22
Apr-23
Apr-24
Apr-25
Apr-26

Source: Impulsora del Fondo México, S.C.

During the first half of fiscal year 2026, the Adviser decreased the Fund´s exposure to the consumer staples and financials sectors, taking advantage of share price increases, which resulted in higher valuations. On the other hand, it increased the Fund’s exposure to the materials and mining sectors, as higher commodity prices supported companies within these industries.

3 Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of Fund shares. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when sold, may be worth more or less than their original cost.

9 | The Mexico Fund, Inc.

The following table shows the top five positive contributors to the performance of the Fund’s NAV relative to the MSCI Mexico Index during the first half of fiscal year 2026. The table is sorted according to the positive contribution of these issuers to the Fund’s performance relative to the MSCI Mexico Index and shows the issuers’ market price returns during the period. The Fund benefited by double-digit increases in share prices of Gcc, Alpek, Kimberly-Clark de México, Corporación Inmobiliaria Vesta, and El Puerto de Liverpool, issuers in which the Fund had an overweight position relative to its benchmark.

Top Five Contributors to Relative Performance vs
the MSCI Mexico Index

Issuer	Industry	Return	Contribution to Relative Fund Performance	Average Over / Under Weight
Gcc	Building Materials	22.87%	0.62%	1.10%
Alpek	Chemical Products	41.23%	0.39%	0.90%
Kimberly-Clark de México	Consumer Products	19.80%	0.38%	1.77%
Corporación Inmobiliaria Vesta	Real Estate	17.83%	0.36%	1.80%
El Puerto de Liverpool	Retail	21.30%	0.36%	1.83%

The following table shows the top five detractors to the performance of the Fund’s NAV relative to the MSCI Mexico Index during the first half of fiscal year 2026 and shows their respective market price returns during the period. The Fund was affected by share price increases in América Móvil, Industrias Peñoles, Cemex and Fibra Uno, issuers in which the Fund had an underweight exposure relative to its benchmark, and a decrease in the share price of Mercado Libre, in which the Fund had an overweight position relative to its benchmark.

Top Five Detractors from Relative Performance vs
the MSCI Mexico Index

Issuer	Industry	Return	Contribution to Relative Fund Performance	Average Over / Under Weight
América Móvil	Communications	17.74%	-1.09%	-5.49%
Industrias Peñoles	Mining	21.62%	-0.76%	-4.66%
Mercado Libre	Retail	-22.97%	-0.71%	2.52%
Cemex	Building Materials	21.15%	-0.54%	-2.71%
Fibra Uno	Real Estate	23.49%	-0.49%	-2.17%

10 | The Mexico Fund, Inc.

The following table shows the top five contributors to the Fund’s absolute performance during the first half of fiscal year 2026.

Top Five Contributors to Absolute Performance

Issuer	Industry	Return	Contribution to Absolute Fund Performance	Average NAV Weight
Grupo México	Mining	28.49%	3.73%	14.27%
Fomento Económico Mexicano	Beverages	29.77%	2.85%	10.09%
Grupo Financiero Banorte	Financials	19.98%	2.00%	10.15%
Cemex	Building Materials	21.15%	1.20%	5.62%
Arca Continental	Beverages	27.15%	0.94%	3.65%

The following table shows the detractors from the Fund’s absolute performance during the first half of fiscal year 2026.

Detractors from Absolute Performance

Issuer	Industry	Return	Contribution to Absolute Fund Performance	Average NAV Weight
Mercado Libre	Retail	-22.97%	-0.71%	2.52%
Grupo Comercial Chedraui	Retail	-17.78%	-0.38%	1.83%
Wal-Mart de México	Retail	-2.03%	-0.16%	7.57%
Nemak	Auto Parts	-11.09%	-0.13%	0.98%
Grupo Bimbo	Food	-1.60%	-0.03%	2.08%

11 | The Mexico Fund, Inc.

Portfolio Composition by Industry Groups

Percentage of Net Assets and Weights on MSCI Mexico Index, April 30, 2026

Communication Services
Mining
Financials
Real Estate
Industrials
Consumer Staples
Materials
Consumer Discretionary
MCSI Mexico Index
Mexico Fund's NAV
0
5
10
15
20
25
30
35

During the first half of fiscal year 2026, a total of 7,670,545 Fund shares traded on all U.S. consolidated markets, resulting in a daily average value of shares traded of $1,316,227. Comparable closed-end funds4 investing outside the United States traded a daily average and median of $852,470 and $907,469, respectively, during the same period. The average price-to-earnings ratio of the Mexican equity market at the end of April 2026 was 15.5 times, while the price-to-book value ratio was 2.2 times.5 The market capitalization of the Mexican Stock Exchange at the end of April 2026 amounted to $605.2 billion. During the first quarter of calendar year 2026, Mexican listed companies reported strong financial results, with growth in sales and Ebitda of 2.5% and 9.2%, respectively, much higher than the Mexican GDP growth rate. Despite the negative impact of the Mexican peso’s appreciation on some companies, particularly exporters, due to the translation effect on foreign revenues into local currency, companies benefited from strong commodity prices and resilient domestic consumption.

Expense Limitation Agreement (“ELA”)

In March 2019, the Board and Impulsora del Fondo México, S.C. (“Impulsora” or the “Adviser”) jointly agreed to a significant reduction in Fund expenses to support the continued long-term performance of the Fund and to further the interests of Fund stockholders by continuing to deliver a competitive investment vehicle.

4Sample of 19 Non-U.S. equity Closed-End Funds (including the Fund).

5Source: Impulsora del Fondo México, S.C. with figures provided by the Mexican Stock Exchange.

12 | The Mexico Fund, Inc.

The Board and the Adviser have agreed to renew the Fund´s ELA for fiscal year 2026, committing to maintain a 1.40% ordinary expense ratio beginning on November 1, 2025, through October 31, 2026, so long as Fund net assets remain greater than $260 million. The Adviser will waive fees and/or reimburse expenses (excluding amounts payable via the performance adjustment factor under the Fund’s Investment Advisory Agreement, taxes, interest, brokerage fees and any non-recurring expenses) to the extent necessary that the Fund´s ordinary annual expense ratio does not exceed 1.40% in the period. When Fund net assets are below the threshold of $260 million, the Adviser will still waive fees in an amount necessary to maintain the expense ratio of the Fund’s variable ordinary expenses at 1.20%, in addition to the amount of $520,000. These figures represent the expense ratio of the Fund’s variable ordinary expenses and the maximum amount of the Fund’s fixed ordinary expenses necessary to maintain a total ordinary operating expense ratio of 1.40% when Fund net asset are $260 million. During the first half of fiscal year 2026, the Fund’s total expense ratio was 1.18%, lower than the 1.36% reported during fiscal 2025; the ordinary expense ratio (excluding the performance component of the Investment Advisory fee), was 1.34%, lower than the ordinary expense ratio of 1.38% reported during fiscal year 2025, and lower than the Fund’s expense limit of 1.40% during the year.

Distributions under MDP

Under the MDP, the Fund increased its quarterly distribution from $0.25 per share to $0.35 per share. Accordingly, the Board has declared a distribution of $0.35 per share, payable in cash on July 30, 2026 to stockholders of record as of July 22, 2026.

Open Market Repurchases

Under the Fund’s open market share repurchase policy, the Fund may repurchase up to 10% of the Fund’s outstanding common stock in open market transactions during any 12-month period if and when Fund shares trade at a price that is at a discount of at least 10% to NAV. During the first half of fiscal year 2026, the Fund did not repurchase Fund shares in the open market.

13 | The Mexico Fund, Inc.

Final Comments

The Mexican equity market maintains a relatively constructive outlook, supported by the recovery of issuers´ valuations and stable macroeconomic fundamentals, provided that the Mexican Government succeeds in its fiscal consolidation efforts and investments pick up. In addition, the current U.S. tariff structure has strengthened Mexico’s competitiveness and reinforced its position as a reliable trading partner to the U.S., while ongoing USMCA negotiations will play an important role in shaping the country’s future economic landscape; a positive outcome could further strengthen economic activity and support higher levels of investment. Likewise, valuations across several Mexican issuers remain attractive, trading at significant discounts to their long-term averages. Furthermore, the Fund has maintained reduced operating expense levels while increasing its MDP, resulting in an attractive distribution rate, broadening the interests of Fund stockholders. We hope you find this report useful and informative, and we thank you for your continued confidence in the Fund.

Sincerely yours,

Alberto Osorio President and Chief Executive Officer June 8, 2026	Luis de la Calle Chairman of the Board

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GENERAL INFORMATION

Annual Meeting of Stockholders

The Fund held its Annual Meeting of Stockholders on March 10, 2026 at 10:30 a.m. Central time at the John Jacob Boardroom on the Mezzanine Level of the Houston Grand Hotel – River Oaks, located at 1919 Briar Oaks Lane, Houston, Texas 77027. Stockholders re-elected Ms. Claudia Jañez as a Class III Director of the Fund, previously a Class I Director. In addition, stockholders elected David M. Satterfield as Class III Director of the Fund. The two Directors elected will serve for a three-year term expiring in 2029. A total of 11,691,498 shares were represented at the Annual Meeting, constituting a quorum of 81.08%.

Regarding the election of the Fund´s Directors, the results of the Annual Meeting were as follows*:

	For	% Outstanding	% of Voted	Withheld	% Voted Withheld	% Voted Withheld of Outstanding
David M. Satterfield	9,630,460	66.79%	82.37%	2,061,038	14.29%	17.63%
Claudia Jañez	9,531,312	66.10%	81.52%	2,160,186	14.98%	18.48%

*There were no abstentions or broker non-votes with regard to the election of the Fund’s Class III Directors.

Renewal of Investment Advisory Agreement

At a meeting of the Board held on March 10, 2026 at which a majority of the Directors were in attendance, including a majority of the Independent Directors, the Board, and separately a majority of the Independent Directors, taking into consideration the recommendation and deliberations of the Contract Review Committee of the Board (“Committee”), consisting of all the Independent Directors, approved the continuation of the Investment Advisory Agreement (the “Agreement”) with Impulsora del Fondo México, S.C. (“Impulsora” or the “Adviser”) based on its consideration of various factors, including: (1) the nature, extent and quality of services provided by the Adviser to the Fund in relation to the fees received under the Agreement; (2) the investment performance of the Fund and Impulsora; (3) the costs of the services provided, and profits to be realized, by the Adviser from its relationship with the Fund; (4) the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors; and (5) other benefits to the Adviser from its relationship with the Fund (and any corresponding benefit to the Fund). In response to a specific request by the Independent Directors, Impulsora provided detailed information concerning the foregoing factors. The Board also received a memorandum from independent legal counsel discussing the duties of board members in considering the approval of the continuation of the Agreement. The Board evaluated information consisting of comparative figures of overall expenses, management and other fees, of a group of substantially similar funds. As discussed more fully below, the Board considered the Fund’s historical performance through the beginning of March 2026, as well as the Fund’s current advisory fee rate, noting that both the total advisory fee rate and the ordinary advisory fee (excluding the fulcrum fee) were lower than the average and median for comparable regional closed-end

15 | The Mexico Fund, Inc.

GENERAL INFORMATION

Continued

funds as provided by Lipper, Inc. The Board determined that the fees payable to Impulsora were reasonable, especially in light of the quality of the services provided, as well as the level of advisory fees paid by comparable funds.

The following discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at meetings of the Board and Board committees. In view of the broad scope and variety of these factors and information, the Board did not find it practicable to, and did not, make specific assessments of, quantify or otherwise assign relative weights to the specific factors in reaching their conclusions and determination to approve the continuance of the Agreement.

The Committee and Board determined that the Agreement is in the best interests of the Fund’s stockholders, as it would enable the stockholders to obtain high quality services at a cost that is appropriate and reasonable. In addition, the Board has concluded that the Agreement appropriately aligns the interests of the Adviser, the Fund, and Fund stockholders by rewarding superior performance or penalizing poor investment results when compared with the MSCI Mexico Index.

Performance adjustments under the Agreement began on April 1, 2015 based upon the Fund’s performance during the trailing 12month period and adjustments were made since then, which the Board reviewed in its consideration of renewal of the Agreement.

Nature, Quality and Extent of Services. The Committee, comprising of all the Independent Directors, reviewed the services provided by Impulsora to the Fund, which included making investment decisions on behalf of the Fund, supervision of the acquisition and disposition of investments, selection of broker-dealers, buying shares in the open market share repurchase program and ensuring compliance with the 1940 Act and Mexican securities laws, rules and regulations. The Committee reviewed the extensive experience of key personnel servicing the Fund, noting no changes in the personnel, and the stock selection processes of the management team. The Committee noted that Impulsora allocated orders for the purchase or sale of specific stocks to brokers with contacts, resources and understanding of the market to assure that the Fund received the best execution in such transactions. The Committee acknowledged that Impulsora did not report any pending litigation or regulatory examinations or administrative procedures since the last renewal of the Advisory Agreement. The Committee reviewed the financial statements of Impulsora and discussed its resources. The Committee determined that it could expect Impulsora to continue providing quality services to the Fund and its stockholders.

Performance. The Committee observed that the Fund underperformed the MSCI Mexico Index and an exchange-traded fund that tracks the Mexican equity market (the “Peer Fund”) over the one-, three-, five- and ten- year periods ended January 31, 2026. The Committee further observed that the Fund outperformed the MSCI Mexico Index and Peer Fund since December 31, 2008, as of the period ended January 31, 2026. The Committee commented that the Fund’s investment performance during the twelve months ended January 31, 2026, before deducting the Fund’s expenses, was 13.22

16 | The Mexico Fund, Inc.

GENERAL INFORMATION

Continued

percentage points lower than the MSCI Mexico Index, while the net performance, after deducting Fund expenses and considering the accretive effect of market repurchases, was 14.32 percentage points lower than the MSCI Mexico Index. The Committee reviewed the Fund’s performance relative to comparable Mexican equity mutual funds identified by Impulsora during the one-, five-, ten- and fifteen-year periods ended January 31, 2026. The Committee acknowledged that the Fund’s performance was higher than the median and average of comparable Mexican equity mutual funds during five- and ten-year periods ended January 31, 2026 and the highest during the fifteen-year period ended January 31, 2026. The Committee noted that the Fund traded within a range of discounts of 11.9% to 21.5% during the year ended January 31, 2026. The Committee further noted the decrease in the spread between the Fund’s discount and the median of comparable equity closed-end funds identified by Impulsora. The Committee concluded that the Fund had delivered acceptable performance over the long-term.

Advisory Fee. The Committee observed the advisory fee under the Advisory Agreement, which included a monthly base fee of 1.00% of the average daily net assets for assets up to and including $200 million; 0.90% of average daily net assets for assets in excess of $200 million and up to and including $400 million; 0.80% of average daily net assets for assets in excess of $400 million and up to and including $600 million; 0.70% of average daily net assets for assets in excess of $600 million and up to and including $800 million; and 0.60% of average daily net assets for assets in excess of $800 million. The Committee further commented that, under the Advisory Agreement, a fulcrum fee was applied based on the performance of the Fund relative to the MSCI Mexico Index. The Committee observed that during the fiscal year ended October 31, 2025, the Fund paid Impulsora a net fee of 0.95% of the average daily net assets, which was lower than the 1.00% average and 1.00% median of its peer group, which included 30 comparable funds sourced from Lipper, Inc. (“Lipper”). The Committee noted that the Fund’s net expense ratio of 1.36% was lower than the average and in line with the median of its peer group, which was 1.47% and 1.36%, respectively. The Committee acknowledged that Impulsora intended to renew its current expense limitation agreement. The Committee evaluated the fulcrum fee and concluded that the calculation method and reference index continued to be appropriate, and the fulcrum fee rewarded only meaningful outperformance and was fair to stockholders. The Committee concluded that the advisory fee was not unreasonable.

Profitability. The Committee reviewed the cost analysis and financial information prepared by Impulsora in connection with its management of the Fund. The Committee observed that Impulsora received a reasonable profit related to the Fund. The Committee concluded that Impulsora’s profitability was not excessive.

Economies of Scale. The Committee discussed the extent to which economies of scale would be realized as the Fund grew and whether the fee levels reflected the economies of scale for the benefit of the Fund’s stockholders. The Committee noted Impulsora’s fee structure, which included breakpoints as the Fund’s assets grew, enabled the Fund’s stockholders to benefit from economies of scale as the Fund’s assets increased.

17 | The Mexico Fund, Inc.

GENERAL INFORMATION

Continued

Other Benefits to the Adviser. The Board determined that the other benefits described by the Adviser were reasonable, fair, and consistent with industry practice and the best interests of the Fund and its stockholders. In this regard, the Board specifically considered the benefits to IFM Capital, LLC, a subsidiary of the Adviser, due to the fact that it serves, and receives a monthly fee at an annual rate of 0.11% of the Fund’s average daily net assets up to and including $300 million and 0.08% of its average daily net assets above $300 million with an annual minimum amount of $270,000, from the Fund pursuant to the Fund Services Agreement.

Concentration Policy

The Fund has adopted a concentration policy, as permitted by the 1940 Act, that allows it to concentrate its investments in any industry or group of industries beyond 25% of the Fund’s assets if, at the time of investment, such industry represents 20% or more of the S&P BMV IPC Index; provided, however, that the Fund will not exceed the S&P BMV IPC Index concentration by more than 5%. At the end of April 2026, no industry group represented 20% or more of the value of the securities included in the S&P BMV IPC Index.

Proxy Voting

Information about how the Fund voted proxies during the twelve-month period ended June 30 will be available, without charge, upon request by calling collect Mr. Tofi Dayan, or on the SEC’s website at www.sec.gov. The Fund’s and its Investment Adviser’s proxy voting policies and procedures are available on the Fund’s website, www.themexicofund.com under the sub-heading “Corporate Governance/Legal” under the heading “Publications,” on the SEC’s website at www.sec.gov, or without charge, upon request, by calling Mr. Tofi Dayan. Mr. Dayan can be contacted at (+52 55) 9138-3350, during Mexico City business hours (10:00 am to 3:00 pm and 5:00 to 7:00 pm ET).

How to Obtain More Information About the Fund

The Fund’s semi-annual and annual reports (collectively, “Shareholder Reports”) and proxy statements are published on the Fund’s website, www.themexicofund.com, under the section captioned “Publications.”

Unless you have elected to receive all future Shareholder Reports in paper, Shareholder Reports will be made available on the Fund’s website and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. Stockholders who are recordholders of Fund shares and who wish to receive public reports and press releases regarding the Fund by e-mail should log in to their accounts with Equiniti Trust Company, LLC (“Equiniti”) at https://equiniti.com/us/ast-access and consent to electronic delivery.

The Fund publishes a Monthly Summary Report containing information about the Fund’s performance and portfolio composition. The Monthly Summary Reports are distributed via e-mail to interested investors, made available on the Fund’s website, and filed with the SEC on Form 8-K.

18 | The Mexico Fund, Inc.

GENERAL INFORMATION

Continued

Stockholders with questions about the Fund may contact Mr. Tofi Dayan, the Fund’s Treasurer, at (+52 55) 9138-3350 between 10:00 am and 3:00 pm ET, and between 5:00 pm and 7:00 pm ET. If you prefer to contact the Fund via e-mail, please direct your email inquiries to investor-relations@themexicofund.com.

Please visit our website for daily information on the Fund’s NAV and market price per share. The Fund’s NYSE trading symbol is MXF.

Electronic Delivery of Fund Materials

We encourage our stockholders to receive Fund materials via e-mail in order to save on printing expenses and contribute to saving the environment. Please inform your broker about your preference for electronic delivery (if you are holding your shares in street name) or if you are a recordholder of Fund shares, by logging into your Equiniti account at https://equiniti.com/us/ast-access and consenting to electronically receive Fund materials.

Open Market Repurchases

Under the Fund’s open market share repurchase policy, the Fund may repurchase up to 10% of the Fund’s outstanding common stock in open market transactions during any 12-month period if and when Fund shares trade at a price that is at a discount of at least 10% to NAV. During the first half of fiscal year 2026, the Fund did not repurchase shares in the open market.

Distribution Reinvestment and Stock Purchase Plan

The Fund’s Distribution Reinvestment and Stock Purchase Plan (the “Plan”) provides a convenient way to increase your holdings in the common stock of the Fund through the reinvestment of distributions paid by the Fund. The Plan includes the following:

(1)Voluntary Stock Purchase Option. All registered stockholders (regardless of whether they are Plan participants) can make monthly voluntary cash investments in Fund shares through Equiniti (the “Plan Agent”). The minimum investment for a voluntary cash investment is $25.00; you may vary the amount of your investment as long as it equals or exceeds this $25.00 minimum. There is a fixed transaction fee of $2.50 and a $0.10 per share commission for this service. Optional cash payments can be made online or by mail, as described further in the enclosed brochure. Stockholders can also authorize Equiniti to make automatic withdrawals from a bank account.

(2)Clarification Regarding Reinvestment of Distributions. Distributions received through the Fund’s MDP can be reinvested directly in additional Fund shares, regardless of the character of such distributions for accounting and tax reporting purposes.

(3)Online Enrollment in the Plan. As an alternative to mailing an authorization card to Equiniti, stockholders may enroll in the Plan through Equiniti’s website at https://equiniti.com/us/ast-access. To have distributions reinvested, stockholder authorization must be received by Equiniti by the record date for a given distribution.

19 | The Mexico Fund, Inc.

GENERAL INFORMATION

Continued

(4)Withdrawal from the Plan. Stockholders may withdraw from the Plan by notifying Equiniti. If a request for withdrawal is received by Equiniti more than three (3) business days before a distribution payment date that distribution will be paid out in cash.

(5)Amendment of Plan. The Fund reserves the right to amend or supplement the Plan at any time, but only by mailing to participants appropriate written notice at least thirty (30) days prior to the effective date thereof, except when necessary to comply with applicable laws or the rules or policies of the SEC or other regulatory authority.

The Plan brochure can be accessed through Equiniti’s or the Fund’s website, at https://equiniti.com/us/ast-access or www.themexicofund.com. If you have any questions, please contact Equiniti at 1-877-573-4007 or 1-718-921-8124. You may also contact Equiniti via mail at:

Equiniti Trust Company, LLC

PO Box 500
Newark, NJ 07101

If you are a Fund shareholder of record, you may enroll in the Plan by mail or online at https://equiniti.com/us/ast-access. Please contact Equiniti for further information or to request an authorization card for enrollment. If your shares are held in nominee or “street name” through a broker, bank or other nominee who does not provide an automatic reinvestment service and you wish to have distributions reinvested in shares of the Fund, you must notify such nominee and request that the change be made on your behalf or that your shares be re-registered in your own name.

You may withdraw from the Plan, without penalty, at any time by notice to Equiniti. If your request to withdraw from the Plan is received more than three business days before any distribution payment date, then that distribution will be paid out in cash. If your request to withdraw from the Plan is received less than three business days prior to any distribution payment date, then that distribution will be reinvested. However, all subsequent distributions would be paid out in cash on all balances.

Should you choose to withdraw any shares from the Plan or discontinue your participation in the Plan, you will receive a certificate or certificates for the appropriate number of full shares, along with a check in payment for any fractional share interest you may have. The payment for the fractional shares will be valued at the market price of the Fund’s shares on the date your termination is effective. In lieu of receiving a certificate, you may request the Plan Agent to sell part or all of your shares at market price and remit the proceeds to you, net of any brokerage commissions.

20 | The Mexico Fund, Inc.

GENERAL INFORMATION

Continued

Under the terms of the Plan, whenever the Fund declares a distribution, Plan participants will receive their distribution entirely in shares of common stock purchased either in the open market or from the Fund. If, on the date a distribution becomes payable or such other date as may be specified by the Board (the valuation date), the market price of the common stock plus estimated brokerage commissions is equal to or exceeds the NAV per share of common stock, the Plan Agent will invest the distribution in newly issued shares of common stock, which will be valued at the greater of the NAV per share or the current market price on the valuation date. If on the valuation date, the market price of the common stock plus estimated brokerage commissions is lower than the NAV per share, the Plan Agent will buy common stock in the open market. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. As a participant in the Plan, you will be charged a pro-rata portion of brokerage commissions on all open market purchases.

If you have any questions concerning the Plan or would like a hard copy of the Plan brochure, please contact Equiniti using the contact information listed above.

New York Stock Exchange Certifications

The Fund is listed on the New York Stock Exchange (the “NYSE”). As a result, it is subject to certain corporate governance rules and related interpretations issued by the NYSE. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund’s President and Treasurer have filed certifications with the SEC regarding the quality of the Fund’s public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act (“Section 302 Certifications”). The Section 302 Certifications were filed as exhibits to the Fund’s semi-annual report on Form N-CSR, which included a copy of the semi-annual report along with other information about the Fund. After the Fund’s 2026 annual meeting of stockholders, it filed an annual certification with the NYSE stating that its President was unaware of any violation of the NYSE’s Corporate Governance listing standards.

21 | The Mexico Fund, Inc.

GENERAL INFORMATION

Concluded

Cost Basis Information

Beginning with the 2012 calendar year, the Fund is required to report to shareholders of record and the Internal Revenue Service, annually on Form 1099-B, not only the gross proceeds of Fund shares sold, but also their cost basis, for shares purchased or acquired on or after January 1, 2012. Cost basis will be reported using the Fund’s default method of first-in-first-out (“FIFO”), unless the shareholder of record instructs the Fund to use an average cost method for their shares purchased or acquired on or after January 1, 2012. Alternatively, a shareholder can generally supply instructions for specific lot identification for a given transaction.

If your Fund shares are registered in your name and you wish to elect an average cost method rather than the default method of FIFO, you may do so by downloading a form that is available on the Fund’s website, www.themexicofund.com, under the section “Services,” and mailing it to the Fund’s Transfer Agent at the address indicated on the form. If you hold Fund shares through a financial intermediary, please contact that financial intermediary for instructions on how to make your election. If you wish to supply instructions for specific lot identification for shares purchased or acquired on or after January 1, 2012, please contact the Fund’s Transfer Agent at (800) 937-5449.

22 | The Mexico Fund, Inc.

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

as of April 30, 2026 (Unaudited)

Shares Held		Value (Note 1)	Percent of Net Assets
	COMMON STOCK-97.35%
	Airports
600,000	Grupo Aeroportuario del Pacífico, S.A.B. de C.V. Series B	$15,053,504	4.23%
380,000	Grupo Aeroportuario del Sureste, S.A.B. de C.V. Series B	11,581,818	3.26
650,000	Grupo Aeroportuario del Centro Norte, S.A.B. . de C.V. (b) Series B	8,627,541	2.43
		35,262,863	9.92

	Auto Parts
17,000,000	Nemak, S.A.B. de C.V. Series A (a)	3,202,203	0.90
	Beverages
950,000	Arca Continental, S.A.B. de C.V.	11,415,055	3.21
3,200,000	Fomento Económico Mexicano, S.A.B. de C.V. Series UBD	37,824,128	10.64
		49,239,183	13.85

	Building Materials
19,000,000	Cemex, S.A.B. de C.V. Series CPO	23,333,772	6.56
1,000,000	GCC, S.A.B. de C.V.	11,817,177	3.32
		35,150,949	9.88

	Chemical Products
5,000,000	Alpek, S.A.B. de C.V. Series A (a)	3,578,360	1.01
3,200,000	Orbia Advance Corporation, S.A.B. de C.V. (a)	3,830,964	1.08
		7,409,324	2.09

	Consumer Products
4,800,000	Kimberly-Clark de México, S.A.B. de C.V. (b) Series A	10,855,314	3.05

	Financial Groups
3,400,000	Grupo Financiero Banorte, S.A.B. de C.V. Series O	36,923,641	10.39
365,000	Quálitas Controladora, S.A.B. de C.V.	3,640,575	1.02
		40,564,216	11.41

23 | The Mexico Fund, Inc.

See Notes to Financial Statements.

Shares Held		Value (Note 1)	Percent of Net Assets
	Food
450,000	Gruma, S.A.B. de C.V. Series B	$7,810,673	2.20%
2,115,448	Grupo Bimbo, S.A.B. de C.V. Series A	7,204,061	2.03
9,300,000	Sigma Foods, S.A.B. de C.V. Series A	8,812,213	2.48
		23,826,947	6.71

	Mining
4,850,000	Grupo México, S.A.B. de C.V. (b) Series B	53,092,562	14.94
119,126	Industrias Peñoles, S.A.B. de C.V. (a)	6,006,737	1.69
		59,099,299	16.63

	Real Estate
1,650,000	Corporación Inmobiliaria Vesta, S.A.B. de C.V.	5,874,065	1.65

	Restaurants
1,700,000	Alsea, S.A.B. de C.V.	5,004,781	1.41

	Retail
1,100,000	El Puerto de Liverpool, S.A.B. de C.V. Series C-1	6,514,562	1.83
950,000	Grupo Comercial Chedraui, S.A.B. de C.V. Series B	5,563,663	1.57
3,127,178	La Comer, S.A.B. de C.V. Series UBC	7,107,996	2.00
4,500	Mercado Libre, Inc. Series N (a)	8,066,834	2.27
7,000,000	Wal-Mart de México, S.A.B. de C.V.	22,070,754	6.21
		49,323,809	13.88

	Steel
90,000	Ternium, S.A. ADR (c)	3,953,722	1.11

	Telecommunications Services
13,000,000	América Móvil, S.A.B. de C.V. (b) Series B	17,275,179	4.86

	Total Common Stock (Identified cost - $270,429,234)	$346,041,854	97.35%

SCHEDULE OF INVESTMENTS

as of April 30, 2026 (Unaudited) Continued

24 | The Mexico Fund, Inc.

See Notes to Financial Statements.

Principal Amount		Value (Note 1)	Percent of Net Assets
	SHORT-TERM SECURITIES – 2.71%
	Repurchase Agreements
$6,840,761	BBVA México, S.A., 6.68%, dated 4/30/26, due 5/4/26 repurchase price $6,842,030 collateralized by BonosM (Bonds issued by the Mexican Government), interest rate 8.50% (d), due 3/2/2028. Value of collateral $6,914,507.	$6,840,761	1.92%
	Time Deposits
$2,788,517	Comerica Bank, 3.31%, dated 4/30/26, due 5/1/26	2,788,517	0.79
	Total Short-Term Securities (Identified cost $9,629,278)	$9,629,278	2.71%
	Total Investments (Identified cost - $280,058,512)	355,671,132	100.06
	Liabilities in Excess of Other Assets	(206,029)	(0.06)
	Net Assets Equivalent to $24.65 per share on 14,420,065 shares of capital stock outstanding.	$355,465,101	100.00%

(a)Shares of these securities are currently non-income producing. Equity investments that have not paid distributions within the last twelve months are considered to be non-income producing.

(b)A member of the Board also serves as a member of the company’s board of directors.

(c)ADR – American Depositary Receipt

(d)Floating rate security. Rate shown is the rate in effect as of April 30, 2026.

SCHEDULE OF INVESTMENTS

as of April 30, 2026 (Unaudited) concluded

25 | The Mexico Fund, Inc.

See Notes to Financial Statements.

statement of ASSETS AND LIABILITIES

as of April 30, 2026 (Unaudited)

Assets:
Investments:
Securities, at value:
Equity Securities (identified cost - $270,429,234)	$346,041,854
Short term securities (identified cost - $9,629,278)	9,629,278
Total investments (identified cost - $280,058,512)	$355,671,132
Interest receivable	17,635
Other receivables	12,542
Prepaid expenses	69,520
Total assets	355,770,829

Liabilities:
Payable to Investment Adviser (Note 2)	233,984
Accrued expenses and other liabilities	71,742
Total liabilities	305,726

Net Assets - Equivalent to $24.65 per share on 14,420,065 shares of capital stock outstanding (Note 7)	$355,465,103

Composition of Net Assets:
Common Stock	$14,420,065
Additional paid-in capital	262,538,126
Accumulated earnings	78,506,912
$355,465,103

26 | The Mexico Fund, Inc.

See Notes to Financial Statements.

statement of OPERATIONS

For the Six Months Ended April 30, 2026 (Unaudited)

Net Investment Income:
Income:
Dividends (a)	$5,667,700
Interest	310,459
Total income	$5,978,159
Expenses:
Investment advisory fee	1,384,094
Administrative services	182,452
Directors’ fees	169,780
Printing, distribution and mailing of stockholder reports	54,068
Directors’ and Officers’ expenses	52,841
Legal fees	49,093
Stockholders’ information	28,265
Insurance	24,676
Custodian fees	19,473
Audit and tax fees	19,295
Transfer agent and dividend disbursement fees	15,868
Chief Compliance Officer fees	15,070
Stock exchange fees	12,397
Miscellaneous	12,316
Operating expenses	2,039,688
Net investment income	3,938,471

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions:
Net realized gain on investments	8,531,957
Net realized gain from foreign currency transactions	130,466
Net realized gain on investments and foreign currency transactions	8,662,423
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currency:
Net change in net unrealized appreciation on investments	35,441,908
Net change in unrealized depreciation on translation of assets and liabilities in foreign currency	(3,805)
Net change in unrealized appreciation on investments and translation of assets and liabilities in foreign currency	35,438,103
Net Increase in Net Assets Resulting from Operations	$48,038,997

(a)Net of withholding taxes of $548,152.

27 | The Mexico Fund, Inc.

See Notes to Financial Statements.

statement of CHANGES IN NET ASSETS

	For the Six Months Ended April 30, 2026 (Unaudited)	For the Year Ended October 31, 2025

Increase (Decrease) in Net Assets:
From Operations
Net investment income	$3,938,471	$9,939,876
Net realized gain on investments and foreign currency transactions	8,662,423	3,468,121
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currency	35,438,103	62,587,809
Net increase in net assets resulting from operations	48,038,997	75,995,806
Distributions paid	(9,583,575)	(13,407,997)
Return of capital (Note 1)	(510,470)	(205,619)
Repurchase of stock (Note 6)	—	(5,043,678)
Total increase (decrease) in net assets	37,944,952	57,338,512
Net Assets:
Beginning of year	317,520,151	260,181,639
End of period	$355,465,103	$317,520,151

28 | The Mexico Fund, Inc.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

	For the Six Months Ended April 30, 2026 (Unaudited)		For the Year Ended October 31,
			2025	2024	2023	2022	2021

Per Share Operating Performance:
Net asset value, beginning of year	$22.02		$17.61	$18.97	$17.62	$17.40	$12.66
Net investment income (a)	0.27		0.68	0.42	0.52	0.52	0.21
Net gain (loss) on investments and translation of foreign currency (a)	3.06		4.58	(0.90)	1.56	0.42	4.89

Total from investment operations	3.33		5.26	(0.48)	2.08	0.94	5.10
Less Dividends and Distributions:
Dividends to stockholders from net investment income	(0.29)		(0.73)	(0.39)	(0.57)	(0.57)	(0.23)
Distributions to stockholders from net realized gain on investments	(0.37)		(0.20)	(0.41)	(0.21)	(0.10)	(0.03)
Tax return of capital	(0.04)		(0.01)	(0.08)	(0.02)	(0.05)	(0.10)
Total dividends and distributions	(0.70)		(0.94)	(0.88)	(0.80)	(0.72)	(0.36)
Capital Share Transactions:
Anti-dilutive effect from repurchase of Fund stock	—		0.09	—	0.07	—	—
Total capital share transactions	—		0.09	—	0.07	—	—
Net asset value, end of period	$24.65		$22.02	$17.61	$18.97	$17.62	$17.40
Market value per share, end of period	$21.14		$19.39	$14.01	$15.10	$14.14	$14.97
Total investment return based on market value per share (b)	12.57%		46.48%	(2.10%)	12.10%	(0.79%)	46.07%
Ratios to Average Net Assets:
Expenses	1.18	%(c)	1.36%	1.35%	1.35%	1.36%	1.45%
Net investment income	2.29	%(c)	3.53%	1.99%	2.54%	2.99%	1.25%
Supplemental Data:
Net assets at end of period (in 000’s)	$355,465		$317,520	$260,182	$280,174	$264,371	$261,142
Portfolio turnover rate	8.06%		13.14%	13.72%	13.73%	17.84%	18.03%

(a)Amounts were computed based on average shares outstanding during the period.

(b)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the last business day of each year reported. Dividends and distributions, if any, are assumed to be reinvested in accordance with the Fund’s Distribution Reinvestment and Stock Purchase Plan.

(c)Annualized period lower than one year.

29 | The Mexico Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

April 30, 2026 (Unaudited)

1. Operations and Significant Accounting Policies:

The Mexico Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end non-diversified management investment company. The investment objective of the Fund is to seek long-term capital appreciation through investment in securities, primarily equity, listed on the Mexican Stock Exchange.

The following is a summary of significant accounting policies followed by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, including Accounting Standards Update 2013-08, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Valuation of investments – Investments are valued at the closing price reported by the exchange on which the issuer is primarily listed. Investments in equity securities for which market quotations are readily available are valued at the last reported sale price or official closing price on the primary market or exchange on which they are traded. Short-term securities with remaining maturities of less than 60 days at the time of purchase are carried at amortized cost, which approximates fair value. All other securities are valued in accordance with methods determined by the Board of Directors (the “Board”). If the Board believes that the price of a security obtained under the Fund’s valuation procedures does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board believes to accurately reflect fair value.

GAAP establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•Level 1 — quoted prices in active markets for identical securities

•Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

30 | The Mexico Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

April 30, 2026 (Unaudited) continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. An investment’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement.

The following is a summary of the inputs used as of April 30, 2026, in valuing the Fund’s investments in securities:

Valuation Inputs	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
ASSETS:
Investments in Securities:
Equity Investments (a)	$346,041,854	$—	$—	$346,041,854
Short Term Investments (b)	$—	$9,629,278	$—	$9,629,278

Total Investments in Securities	$346,041,854	$9,629,278	$—	$355,671,132

(a)For detailed industry descriptions, see the accompanying Schedule of Investments

(b)These assets consist of time deposits and repurchase agreements with maturities of one business day. They are classified as Level 2 solely as a result of the Fund’s valuation technique for short-term investments, using amortized cost which approximates fair value, instead of quoted prices in active markets, and thereby may not present any higher risk than Level 1 assets.

Security transactions and investment income – Security transactions are recorded on the date on which the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date and interest income is recorded as earned.

Foreign Currency – The market value of Mexican securities, currency holdings and other assets and liabilities denominated in Pesos was recorded in the financial statements after being translated into U.S. dollars based on the open market exchange rate as reported by Bloomberg L.P. at the close of each business day. The open market exchange rate at April 30, 2026 was Ps $17.46 to $1.00.

The identified cost of portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when earned or incurred.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Accordingly, the net realized and unrealized gain on investments presented in the accompanying financial statements includes the effects of both such changes.

Reported net realized foreign exchange gains or losses arise from sales of short-term securities in exchange for cash, payment of services or non-functional currency denominated assets; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amount actually received or paid.

31 | The Mexico Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

April 30, 2026 (Unaudited) continued

Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in common stocks, resulting from changes in the exchange rate.

Repurchase Agreements – The Fund enters into repurchase agreements with approved institutions. The Fund’s repurchase agreements are fully collateralized by Mexican or U.S. Government securities. The Fund takes possession of the collateral and the Adviser, monitors the credit standing of repurchase agreement counterparties. It is the Fund’s policy that the fair value of the collateral be at least equal to the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Realized gains and losses on investments – Realized gains and losses on investments are determined on the identified cost basis.

Foreign Taxes – The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based on its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Under the Mexican tax law, gains realized on sales of securities listed on the Mexican Stock Exchange are subject to a 10% income tax payment for non-residents of Mexico. However, non-resident sellers that reside in a country with which Mexico has in effect a tax treaty (such as the United States), and that are eligible for the benefits of such tax treaty, are generally exempt from such tax. The Fund, as an investment company organized in the United States, is claiming eligibility for the benefits of such tax treaty. Therefore, the Fund believes that it should be exempt from such tax on realized gains, and no such tax is being recognized or paid by the Fund.

The Mexican tax law also includes a 10% income tax withholding on dividends distributed by companies to non-residents of Mexico, which applies to profits generated since 2014. During the six months ended April 30, 2026, the amount of such tax withholdings was $548,152.

Income Taxes – No provision has been made for U.S. income or excise taxes for the six months ended April 30, 2026, on net investment company taxable income or net long-term capital gains as defined by the Internal Revenue Code (the “Code”), since the Fund intends to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of such income to its stockholders.

GAAP prescribes the minimum recognition threshold a tax position must meet before being recognized in the financial statements. The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by the Internal Revenue Service. An assessment of the Fund’s tax positions has been made and it has been determined that there is no liability for unrecognized tax

32 | The Mexico Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

April 30, 2026 (Unaudited) continued

benefits that should be recorded relating to uncertain tax positions taken on returns filed for open tax years.

Each of the Fund’s federal income tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefit will change materially in the next 12 months.

In December 2023, the FASB issued Accounting Standards Update 2023-09 (“ASU 2023-09”), Income Taxes (Topic740) Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. The Fund has adopted ASU 2023-09, with no material impact on the Fund’s financial statements.

Dividends to stockholders – Cash dividends are recorded by the Fund on the ex-dividend date.

A return of capital generally occurs when distributions exceed current and accumulated tax earnings and profits. The Fund had earnings and profits for the six months ended April 30, 2026 that were lower than the distributions made to stockholders. This has had the effect of characterizing a portion of the Fund´s distributions as a return of capital.

Segment Reporting – Management has evaluated the impact of adopting Accounting Standard Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures with respect to the financial statements and disclosures and determined there is no material impact for the Fund. The Fund operates as a single segment entity. The Fund’s income, expenses, assets, and performance are regularly monitored and assessed by the Adviser’s Pricing Committee, consisting of the firm’s President and CEO, Research Director, Chief Compliance Officer and Research Analyst, using the information presented in the financial statements and financial highlights.

Risks of Investment in Mexican Securities – Investing in Mexican securities involves certain considerations not typically associated with investing in securities of U.S. issuers, including (1) lesser liquidity and smaller market capitalization of the Mexican securities markets, (2) currency fluctuations, (3) higher rates of inflation and domestic interest rates and (4) less stringent disclosure requirements, less available information regarding Mexican public companies and less active regulatory oversight of Mexican public companies.

The Mexican Stock Exchange is a concentrated market. A certain individual has a controlling interest in companies representing approximately 22.4% of the market capitalization of the Mexican Stock Exchange. As of April 30, 2026, the Fund held investments representing 4.9% of its net assets in one of these companies (América Móvil). The value of the Mexican Stock Exchange may be subject to greater volatility than markets that are less concentrated. Any factors or events which impact this individual could have negative repercussions for the issuers in which he holds a controlling interest, including certain Fund investments and the Mexican Stock Exchange as a whole.

33 | The Mexico Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

April 30, 2026 (Unaudited) continued

2. Investment Advisory Agreement:

The Fund has a management contract (the “Agreement”) with the Adviser, a Mexican company registered under the U.S. Investment Advisers Act of 1940, as amended. The Adviser furnishes investment research and portfolio management services consistent with the Fund’s stated investment policies. Under the terms of the Agreement, the Fund pays the Adviser a monthly fee (the “Base Fee”) at the annual rate of 1.00% of the average daily net assets for assets up to and including $200 million, 0.90% of the average daily net assets for assets in excess of $200 million and up to and including $400 million, 0.80% of average daily net assets for assets in excess of $400 million and up to and including $600 million, 0.70% of average daily net assets for assets in excess of $600 million and up to and including $800 million and 0.60% of average daily net assets for assets in excess of $800 million.

Under the terms of the Agreement, a performance component of the Advisory fee was implemented effective on April 1, 2015. The performance component is based on the performance of the Fund relative to the MSCI Mexico Index. A performance adjustment factor will be applied to the Base Fee that will either increase or decrease the Base Fee, depending on how the Fund’s NAV performs relative to the MSCI Mexico Index over a trailing 12-month period. The performance adjustment factor is to be applied daily; it is applied to the average net assets of the Fund over the trailing 12-month period. The resulting dollar figure will be added to or subtracted from the Base Fee depending on whether the Fund experienced better or worse performance than the MSCI Mexico Index. The performance adjustment factor shall be equal to 0.025% per percentage point that the investment performance of the Fund exceeds or trails the investment record of the Index by 2 percentage points during the trailing 12-month period ending on the last business day of the prior month. The maximum performance adjustment factor is 0.20%. Accordingly, if the investment performance of the Fund exceeds or trails the investment record of the index by 10 percentage points or more during the trailing 12-month period ending on the last business day of the prior month, the performance factor for the month following that 12-month period will be 0.20%. For the six months ended April 30, 2026, the accumulated Base Fee of $1,649,674 was decreased by $265,580 due to the performance component, resulting in a total advisory fee of $1,384,094.

3. Fund Services Agreement:

Effective November 1, 2020, the Fund entered into a Fund Services Agreement with IFM Capital, LLC (“IFM Capital”), a subsidiary of the Adviser, which provides for certain services to be performed by IFM Capital, including among other activities, the determination and publication of the NAV of the Fund, the maintenance of the Fund’s books and records in accordance with applicable U.S. and Mexican Laws and assistance in the preparation and filing of annual reports and tax returns. The Fund pays IFM Capital a monthly fee at the annual rate of 0.11% on the first $300 million of average daily net assets, and 0.08% on the excess over $300 million, but not less than the annual amount of $270,000. For the six months ended April 30, 2026, IFM Capital received $182,452 under the Fund Services Agreement.

34 | The Mexico Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

April 30, 2026 (Unaudited) continued

4. Expense Limitation Agreement:

The Fund has entered into an Expense Limitation Agreement with the Adviser, which provides that the Adviser will waive fees and/or reimburse expenses (excluding amounts payable via the performance adjustment factor under the Investment Advisory Agreement, taxes, interest, brokerage fees, extraordinary expenses (including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceedings) and any other expenses not incurred in the ordinary course of the Fund’s business (including, without limitation, costs incurred in connection with any tender offer, rights offering or shelf registration statement)) to the extent necessary so that the Fund´s ordinary annual expense ratio does not exceed 1.40%, so long as Fund net assets remain greater than $260 million. If and when Fund assets are lower than $260 million, the Adviser will still waive fees in an amount necessary to maintain the expense ratio of the Fund’s variable ordinary expenses at 1.20%, in addition to the amount of $520,000. These figures represent the expense ratio of the Fund’s variable ordinary expenses and the maximum amount of the Fund’s fixed ordinary expenses necessary to maintain a total ordinary operating expense ratio of 1.40% when Fund net assets are $260 million. The Expense Limitation Agreement under the current terms is in effect since November 1, 2022, through October 31, 2026.

In consideration of the Adviser’s agreement to waive fees and/or reimburse expenses, the Fund has agreed to repay the Adviser in the amount of any waived fees and/or Fund expenses reimbursed subject to certain conditions. Specifically, such repayment shall be made monthly, but only if the operating expenses of the Fund (exclusive of any of the excluded expenses described above), without regard to such repayment, are at an annual rate (as a percentage of the average daily net assets of the Fund) equal to or less than 1.40%. Furthermore, the amount of prior fees waived or expenses reimbursed to be paid by the Fund in any month shall be limited so that the sum of: (a) the amount of such payment and (b) the other operating expenses of the Fund (exclusive of any of the excluded expenses described above) do not exceed the annual rate (as a percentage of the average daily net assets of the Fund) of 1.40%.

5. Purchases and Sales of Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2026, were as follows:

Purchases
Common Stock	$26,980,887
Total Purchases	$26,980,887

Proceeds from Investments Sold
Common Stock	$34,184,379
Total Sales	$34,184,379

35 | The Mexico Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

April 30, 2026 (Unaudited) continued

6. Capital Stock:

On April 30, 2026, there were 150,000,000 shares of $1.00 par value common stock authorized, of which 14,420,065 shares were outstanding.

The Fund offers a Distribution Reinvestment and Stock Purchase Plan (the “Plan”) to its stockholders. Fund stockholders are automatically enrolled as participants in the Plan unless they notify the Fund’s transfer agent otherwise. During the six months ended April 30, 2026, the Fund did not issue shares under the Plan.

The Board has authorized the Fund to repurchase up to 10% of the Fund’s outstanding common stock in open market transactions during any 12-month period if and when Fund shares trade at a price that is at a discount of at least 10% to NAV. During the six months ended April 30, 2026, the Fund did not repurchase Fund shares in the open market.

7. Distributions to Stockholders and Income Taxes:

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses.

The Fund may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Fund’s NAV. Any such reclassifications are not reflected in the financial highlights.

On August 12, 2008, the Fund received authorization from the SEC that permits the Fund to distribute long-term capital gains to stockholders more than once per year. Accordingly, the Board approved the implementation of a MDP to make quarterly cash distributions to stockholders. Under the MDP, distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid in capital.

The tax character of distributions paid during the fiscal year ended October 31, 2025, were as follows:

2025
Distributions paid from:
Ordinary income	$10,970,559
Long – term capital gains	$2,437,438
Return of capital	$205,619
Total distributions paid	$13,613,616

36 | The Mexico Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

April 30, 2026 (Unaudited) concluded

As of April 30, 2026, the components of accumulated earnings (deficit) on a tax basis were as follows:

Unrealized appreciation of investments	$75,557,329
Undistributable ordinary gain	167,201
Unrealized foreign currency loss	(67,736)
Net long term capital gain	2,850,118
Total accumulated earnings	$78,506,912

As of April 30, 2026, the cost of investments for federal income tax purposes was $280,113,805. Gross unrealized appreciation of investments was $99,673,051 and gross unrealized depreciation of investments was $24,115,722, resulting in net unrealized appreciation on investments of $75,557,329. The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to wash sale loss deferrals.

8. Commitments and Contingencies:

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties or provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

37 | The Mexico Fund, Inc.

Privacy Policy

This privacy notice is not a part of the shareholder report.

The Mexico Fund, Inc. appreciates the privacy concerns and expectations of our customers. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law.

We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

Collection of Information

We collect Information about you from the following sources:

Information we receive from you on applications or other forms;
Information about your transactions with us; and
Information, if any, we receive from a consumer reporting agency.

Disclosure of Information

We do not disclose any Information about our customers or former customers to third parties, except as permitted by law. We may disclose all of the Information we collect, as described above, to companies that perform Fund accounting and/or marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

Access to Information

We restrict access to your Information except to the extent necessary to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal regulations to guard your Information.

Our privacy policy applies only to those individual investors who have a direct customer relationship with us. If you are an individual stockholder of record of the Fund, we consider you to be a customer of the Fund. Stockholders purchasing or owning shares of the Fund through their bank, broker or other financial institution should consult that financial institution’s privacy policy. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment adviser or other financial service provider, that third-party’s privacy policy may apply to you and the Fund’s may not.

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrant.

Not applicable.

Item 6.	Schedule of Investments.

This schedule is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)	A committee of persons associated with the Fund or the Investment Adviser of the Fund (the “Portfolio Management Committee”) is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. As of the date of this filing, the members of the Portfolio Management Committee are the same as those identified in the registrant’s most recent annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES
Period from November 1, 2025 to April 30, 2026(A)	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month # 1 November 1, 2025 to November 30, 2025	0	NA	0	1,442,007
Month # 2 December 1, 2025 to December 31, 2025	0	NA	0	1,442,007
Month # 3 January 1, 2026 to January 31, 2026	0	NA	0	1,442,007
Month # 4 February 1, 2026 to February 28, 2026	0	NA	0	1,442,007
Month # 5 March 1, 2026 to March 31, 2026	0	NA	0	1,442,007
Month # 6 April 1, 2026 to April 30, 2026	0	NA	0	1,442,007
Total	0	NA	0	1,442,007

(A)	Under its open market share repurchase policy, the Fund may repurchase up to 10% of its outstanding shares in open market transactions during any 12-month period if and when Fund shares trade at a price which is at a discount of at least 10% to NAV.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board of Directors.

Item 11.	Controls and Procedures.

(a)     The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported on a timely basis.

(b)     At the date of filing of this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal controls that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)     Not applicable. The Registrant did not engage in securities lending activities during its most recent fiscal year.

(b)     Not applicable. The Registrant did not engage in securities lending activities during its most recent fiscal year.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 of the Investment Company Act of 1940, as amended, is filed herewith as Exhibit 99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)     A certification of the principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith as Exhibit 99.906CERT.

(c)     A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Plan since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1) and (c)(2), as required by the terms of the Fund’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MEXICO FUND, INC.

By*	/s/ Alberto Osorio
Alberto Osorio
President and Principal Executive Officer

Date:	June 24, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By*	/s/ Alberto Osorio
Alberto Osorio
President and Principal Executive Officer

Date:	June 24, 2026

By*	/s/ Tofi Dayan
Tofi Dayan
Treasurer and Principal Financial Officer

Date:	June 24, 2026

*	Print the name and title of each signing officer under his or her signature.